UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2022

___________________________

CNS Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

___________________________

Nevada	001-39126	82-2318545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 West Loop South, Suite 900

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 946-9185

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CNSP	The NASDAQ Stock Market LLC

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously reported, CNS Pharmaceuticals, Inc. (the “Company”) held its scheduled 2022 Annual Meeting of Stockholders at Wells Fargo Center, 13th Floor - Twin Peak Boardroom, 299 S Main St, Salt Lake City, UT 84111, on Wednesday, July 27, 2022, at 9:00 a.m. (MT). After counting the number of shares present in person and by proxy, Company Secretary Christopher Downs determined that a quorum for the transaction of business was not present. Under Section 2.08 of the Company’s Bylaws and pursuant to Nevada Revised Statutes 78.370(7), the Company Secretary proposed a vote of shares present to adjourn the meeting until August 3, 2022, at 9:00 a.m. in the same location. The proposal was passed with proxy shares being voted by their representatives pursuant to discretionary voting power granted under the proxy.

Upon recommencement of the meeting on August 3, 2022, and after counting the number of shares present in person and by proxy, Company Secretary Christopher Downs determined that a quorum for the transaction of business was not present. The Company Secretary proposed a vote of shares present to adjourn the meeting until August 16, 2022, at 9:00 a.m. in the same location. The proposal was passed with proxy shares being voted by their representatives pursuant to discretionary voting power granted under the proxy.

Upon recommencement of the meeting on August 16, 2022, and after counting the number of shares present in person and by proxy, Company Secretary Christopher Downs determined that a quorum for the transaction of business was not present. The Company Secretary proposed a vote of shares present to adjourn the meeting until August 25, 2022, at 9:00 a.m. in the same location. The proposal was passed with proxy shares being voted by their representatives pursuant to discretionary voting power granted under the proxy.

On August 25, 2022, the Company recommenced its 2022 Annual Meeting of Stockholders (the "Annual Meeting"). As of May 31, 2022, the record date for the Annual Meeting, there were 40,032,481 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 22,042,836, or 55.06%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of Company common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Annual Meeting.

Proposal 1. Election of Directors - The Company’s stockholders elected John Climaco, Jerzy (George) Gumulka, Jeffry R. Keyes, Andrzej Andraczke and Carl Evans to serve until the 2023 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

Director Name	Votes For	Votes Withheld	Broker Non-Votes
John Climaco	12,784,646	482,266	8,755,924
Jerzy (George) Gumulka	11,683,362	1,583,550	8,755,924
Jeffry R. Keyes	11,983,530	1,283,382	8,755,924
Andrzej Andraczke	10,853,440	2,413,472	8,755,924
Carl Evans	10,643,240	2,623,672	8,755,924

Proposal 2. Ratify MaloneBailey, LLP as Independent Registered Public Accountant - The Company's stockholders ratified the appointment of MaloneBailey, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
21,452,904	211,788	378,144	0

Proposal 3. Reverse Split Authorization Approval – The Company’s stockholders approved an amendment to the Company’s amended and restated articles of incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a split ratio of between 1-for-2 and 1-for-30 as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
20,078,728	1,735,977	228,131	0

Proposal 4. To Authorize an Adjournment of the Annual Meeting- The Company’s stockholders approved the authorization of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there were not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve of the foregoing proposals by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
19,805,083	2,090,658	147,095	0

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Pharmaceuticals, Inc.

By:	/s/ Chris Downs
Chris Downs
Chief Financial Officer

Dated: August 26, 2022

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